EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL
FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Nayna Networks, Inc., on Form 10-QSB for the quarter ending June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Michael Meyer, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:


(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: August 19, 2005                   /s/ Michael Meyer
                                        --------------------------------
                                            Michael Meyer
                                            Principal Financial Officer